THRIVENT REAL ESTATE, DIVERSIFIED INCOME PLUS & EQUITY INCOME PLUS FUNDS

                                 Form N-SAR for
                          Fiscal Period Ended 12-31-09


                                INDEX TO EXHIBITS




EXHIBIT NO.      ITEM

1.               Report on internal control by Independent Public Accountants.
                 (Item 77.B.)